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EXHIBIT 10.3


                              SETTLEMENT AGREEMENT

                  This Settlement Agreement is effective and entered into as of May 5, 2000, by and between Nycomed Imaging AS ("Nycomed"); Nycomed Inc. ("Nycomed-NJ"); Mallinckrodt, Inc. f/k/a Mallinckrodt Medical, Inc. ("Mallinckrodt"); Sonus Pharmaceuticals, Inc. ("Sonus"); and Molecular Biosystems, Inc. ("MBI").

                  WHEREAS, Nycomed, Mallinckrodt, Sonus, and MBI are parties to that certain action captioned SONUS PHARMACEUTICAL, INC. AND NYCOMED IMAGING AS V. MOLECULAR BIOSYSTEMS, INC., AND MALLINCKRODT MEDICAL, INC., Civil Action No. 97-1273R pending in the U.S. District Court for the Western District of Washington (the "Seattle Action"),

                  WHEREAS, Nycomed, Mallinckrodt, and MBI are parties to the certain action captioned MALLINCKRODT MEDICAL, INC. AND MOLECULAR BIOSYSTEMS, INC. V. NYCOMED IMAGING AS, Civil Action Number 97-1732 (PLF/DAR) pending in the U.S. District Court for the District of Columbia (the "District of Columbia Action"),

                  WHEREAS, Nycomed-NJ and Mallinckrodt are parties to that certain action captioned NYCOMED INC. MALLINCKRODT INC., Civil Action Number 98-1833 (GEB) pending in the U.S. District Court for the District of New Jersey (the "New Jersey Action"),

                  WHEREAS, Nycomed, Mallinckrodt, and MBI, and/or their respective Affiliates, are parties to that certain action captioned NYCOMED IMAGING AS V. MOLECULAR BIOSYSTEMS, ET AL., case number 98/3609 pending in the District Court at the Hague, (the "European Action"),

                  WHEREAS, MBI and/or its Affiliates have filed in the European Patent Office oppositions against certain Nycomed and Sonus patent applications related to ultrasound contrast agents, and Nycomed, Sonus, and/or their respective Affiliates have filed in the European Patent Office oppositions against certain MBI patent applications related to ultrasound contrast agents (collectively the "EPO Oppositions"),

                  WHEREAS the Parties desire to settle and resolve the disputes that led to the Seattle Action, the District of Columbia Action, the New Jersey Action, the European Action, the EPO Oppositions, and all claims, counterclaims, allegations, and defenses asserted therein,


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                  THEREFORE, in consideration of the premises hereof and
other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. The term "Affiliate" shall mean any entity which controls, is controlled by, or is under common control with another entity. An entity is deemed to be in control of another entity (controlled entity) if such company directly or indirectly owns 50% or more in nominal value of the issued equity share capital of such other company, or 50% or more of the shares entitled to vote upon the election of:

  (i)    the directors,

 (ii) persons performing functions similar to those performed by directors, or

(iii) persons otherwise having the right to elect or appoint (a) directors having the majority vote of the Board of Directors, or (b) other persons having the majority vote of the highest and most authoritative directive body of such other company.

                  2. Nycomed, Mallinckrodt, Sonus, and MBI will promptly cause the Seattle Action to be resolved by directing their respective counsel to execute and file a Final Judgment by Consent in the form annexed as
Exhibit 2 hereto. The Parties will bear their own costs and attorneys' fees in connection with the Seattle Action.

                  3. Nycomed, Mallinckrodt, and MBI will promptly cause the District of Columbia Action to be dismissed with prejudice by directing their respective counsel to execute and file a Stipulation of Dismissal with Prejudice in the form annexed as Exhibit 3 hereto. The Parties will bear their own costs and attorneys' fees in connection with the District of Columbia Action.

                  4. Nycomed-NJ and Mallinckrodt will promptly cause the New Jersey Action to be dismissed with prejudice by directing their respective counsel to execute and file a Stipulation of Dismissal with Prejudice in the form annexed as Exhibit 4 hereto. The Parties will bear their own costs and attorneys' fees in connection with the New Jersey Action.

                  5. Nycomed, Mallinckrodt, and MBI will promptly cause the European Action to be dismissed with prejudice by directing their respective counsel to execute and file appropriate papers effecting such dismissal. The Parties will bear their own costs and attorneys' fees in connection with the European Action.

                  6. MBI, Sonus, and Nycomed will promptly cause the EPO Oppositions to be dismissed by directing its counsel or representatives to execute and file appropriate papers effecting such dismissal. The Parties


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will bear their own costs and attorneys' fees in connection with the EPO
Oppositions. Mallinckrodt, MBI, and their respective Affiliates shall not commence, maintain, or assist any opposition, revocation, protest, or reexamination proceedings in the European Patent Office or any other patent office against any patents or current claims in patent applications assigned to or filed by Nycomed or Sonus relating to ultrasound contrast agents that, under the rules governing such proceedings, were subject to the commencement of such proceedings on or before the date of this Agreement.

                  7. Nycomed releases MBI, its Affiliates, and their respective current and former officers, directors, employees, agents, and attorneys from all claims of any kind or nature that it may have against them. This releases all claims and obligations resulting from anything which has happened up to now, including claims of which Nycomed is not aware, and specifically including without limitation all claims that were or could have been asserted in the Seattle Action, the District of Columbia Action, or the European Action. Nycomed and its Affiliates shall not assert, nor assist others in asserting, any claim released under this paragraph.

                  8. MBI releases Nycomed, its Affiliates, and their respective current and former officers, directors, employees, agents, and attorneys from all claims of any kind or nature that it may have against them. This releases all claims and obligations resulting from anything which has happened up to now, including claims of which MBI is not aware, and specifically including without limitation all claims that were or could have been asserted in the Seattle Action, the District of Columbia Action, or the European Action. MBI and its Affiliates shall not assert, nor assist others in asserting, any claim released under this paragraph.

                  9. Sonus releases MBI, its Affiliates, and their respective current and former officers, directors, employees, agents, and attorneys from all claims of any kind or nature that it may have against them. This releases all claims and obligations resulting from anything which has happened up to now, including claims of which Sonus is not aware, and specifically including without limitation all claims that were or could have been asserted in the Seattle Action. Sonus and its Affiliates shall not assert, nor assist others in asserting, any claim released under this paragraph.

                  10. MBI releases Sonus, its Affiliates, and their respective current and former officers, directors, employees, agents, and attorneys from all claims of any kind or nature that it may have against them. This releases all claims and obligations resulting from anything which has happened up to now, including claims of


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which MBI is not aware, and specifically including without limitation all claims that were or could have been asserted in the Seattle Action. MBI and its Affiliates shall not assert, nor assist others in asserting, any claim released under this paragraph.

                  11. Sonus releases Mallinckrodt, its Affiliates, and their respective current and former officers, directors, employees, agents, and attorneys from all claims of any kind or nature that it may have against them. This releases all claims and obligations resulting from anything which has happened up to now, including claims of which Sonus is not aware, and specifically including without limitation all claims that were or could have been asserted in the Seattle Action, the District of Columbia Action, or the European Action. Sonus and its Affiliates shall not assert, nor assist others in asserting, any claim released under this paragraph.

                  12. Mallinckrodt releases Sonus, its Affiliates, and their respective current and former officers, directors, employees, agents, and attorneys from all claims of any kind or nature that it may have against them. This releases all claims and obligations resulting from anything which has happened up to now, including claims of which Mallinckrodt is not aware, and specifically including without limitation all claims that were or could have been asserted in the Seattle Action. Mallinckrodt and its Affiliates shall not assert, nor assist others in asserting, any claim released under this paragraph.

                  13. Nycomed and Nycomed-NJ release Mallinckrodt, its Affiliates, and their respective current and former officers, directors, employees, agents, and attorneys from all claims (i) which it may have against them based on or arising out of infringement of U.S. Patents 5,558,094, 5,573,751, and 5,529,766, or European Patent EP576521B1, and/or
(ii) asserted in the Seattle Action, the District of Columbia Action, the New Jersey Action, and the European Action. Nycomed and Nycomed-NJ and their Affiliates shall not assert, nor assist others in asserting, any claim released under this paragraph.

                  14. Mallinckrodt releases Nycomed and Nycomed-NJ, their Affiliates, and their respective current and former officers, directors, employees, agents, and attorneys from all claims (i) which it may have against them based on or arising out of infringement of U.S. Patents 4,628,969 and 4,718,463, and/or (ii) asserted in the Seattle Action, the District of Columbia Action, the New Jersey Action, and the European Action. Mallinckrodt and its Affiliates shall not assert, nor assist others in asserting, any claim released under this paragraph.


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                  15.   To the extent that it may apply to this Settlement
Agreement, the parties waive any and all rights under California Civil Code
Section 1542 (as well as any similar statute or law in any other jurisdiction), which section has been duly explained to each of the parties by their respective counsel, and which reads as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                  16. The releases granted in paragraphs 7-14 above shall not be deemed to grant any license, covenant not to sue, or other rights, whether express or implied, in any patents or other intellectual property rights of any party hereto. To the extent provided, the grant of any such rights is set forth in paragraphs 17-20 below.

                  17. For itself, its Affiliates, licensees and assigns, MBI hereby covenants not to sue or maintain any claim against Sonus, its Affiliates, or licensees on any of the patents and applications identified in
Exhibit 17 hereto on account of the manufacture, use, sale, offer to sell, or importation of the ultrasound contrast agents known as EchoGen or SonoGen in all the countries of the world except for Japan, Taiwan, China, South Korea, Hong Kong, Thailand, Indonesia, Singapore, Malaysia, and the Philippines. This covenant extends to purchasers and end-users of EchoGen and/or SonoGen. MBI represents that it has the full right, power, and authority to grant an effective covenant not to sue under all of the patents and applications specified in this paragraph and that such covenant binds any person or entity having a right to assert any such patents or applications.

                  18. For itself, its Affiliates, licensees and assigns, Mallinckrodt hereby covenants not to sue or maintain any claim against Sonus, its Affiliates, or licensees on any of the patents or applications identified in Exhibit 18 hereto on account of the manufacture, use, sale, offer to sell, or importation of the ultrasound contrast agents known as EchoGen or SonoGen in all countries of the world except for Japan, Taiwan, China, South Korea, Hong Kong, Thailand, Indonesia, Singapore, Malaysia, and the Philippines. This covenant extends to purchasers and end-users of EchoGen and/or SonoGen. Mallinckrodt represents that it has the full right, power, and authority to grant an effective covenant not to sue under all of the patents and applications specified in this paragraph and that such covenant binds any person or entity having a right to assert any such patents or applications.

                  19. The covenants not to sue granted in paragraphs 17 and 18 above constitute part of the Consideration to Sonus as that phrase is defined in and provided by paragraph 5.5(iii) of that certain license agreement between Nycomed and Sonus dated August 31, 1999, and the scope of the covenants not to sue granted in


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paragraphs 17 and 18 above shall be construed to be as broad as that required by paragraph 5.5(iii) of such agreement.

                  20. For themselves, their Affiliates, licensees and assigns, MBI and Mallinckrodt hereby covenant not to sue or maintain any claim against Nycomed, its Affiliates, or their respective agents, licensees, distributors, or customers, under any existing patent, or any patent that may issue in the future based on or claiming priority to any existing patent application, on account of the manufacture, use, sale, offer to sell, or importation of ultrasound contrast agents, PROVIDED THAT, the covenant granted by MBI shall not apply in Japan, Taiwan, China, South Korea, Hong Kong, Thailand, Indonesia, Singapore, Malaysia, and the Philippines. MBI and Mallinckrodt warrant and represent that this covenant embraces all patents related to ultrasound contrast agents issued to Dr. Steven Feinstein and licensed or assigned at any time to MBI or Mallinckrodt, and binds any person or entity having a right to assert any such patent.

                  21. This Agreement shall be binding on the successors or assigns of any party hereto. The covenants not to sue granted in paragraphs 17-20 above shall run with the patents and applications to which they apply, and shall be binding on any successor, assignee or licensee of any such patents or applications.

                  22. Each party to this Agreement represents and warrants to the other parties that it has the full right, power, and corporate authority to enter into this Agreement, and to make and give the promises, releases, and covenants set forth herein.

                  /
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                  /
                  /

                  23. In any action or proceeding to interpret or enforce the terms of this Agreement (including proceedings in bankruptcy), the prevailing party shall be entitled to recover its attorneys fees, costs and other expenses of suit.


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


NYCOMED IMAGING AS                     MALLINCKRODT, INC.


By: ___________________________        By: ____________________________
    Name  Giles Kerr                       Name  Richard Higgins
    Title Finance Director                 Title VP Corporate Development


SONUS PHARMACEUTICALS, INC.            MOLECULAR BIOSYSTEMS, INC.


By: ___________________________        By: ____________________________
    Name  Michael Martino                  Name  Bobba Venkatadri
    Title President & CEO                  Title President & CEO


NYCOMED INC.


By: ___________________________
    Name  Vito Pulito
    Title Vice President









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


                                    Exhibit 2


                           [Caption of Seattle Action]

                            FINAL JUDGMENT BY CONSENT

              Upon consent of the parties, it is ORDERED, ADJUDGED, AND DECREED as follows:

         1.   Claims 13, 17, 18, and 21 of U.S. Patent 5,558,094 and claims
2, 5, 6, 7, 15, 16, 18, and 22 of U.S. Patent 5,573,751 are not invalid, are not unenforceable, and are infringed by defendants' use, manufacture, sale, and offer for sale of the ultrasound contrast agent known as Optison or FS069.

         2. The counterclaims asserted by defendants are dismissed with prejudice on the merits.

         3. Judgment shall be and hereby is entered in favor of plaintiffs and against defendants.

         4. This Final Judgment resolves all claims pending in this case by and against all parties hereto.

         5.   Each party shall bear its own costs and attorneys fees.




                                       --------------------------------------
                                       BARBARA JACOBS ROTHSTEIN, U.S.D.J.

              [Signature lines for counsel]



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                                    Exhibit 3


                    [Caption of District of Columbia Action]


                     STIPULATION OF DISMISSAL WITH PREJUDICE


            This matter having been amicably adjusted by and between the parties, it is hereby stipulated and agreed that the above-captioned action, and all claims and counterclaims asserted herein, shall be and hereby are DISMISSED WITH PREJUDICE and without costs.

                           [Signature lines for counsel]







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                                    Exhibit 4


                         [Caption of New Jersey Action]


                     STIPULATION OF DISMISSAL WITH PREJUDICE


                  This matter having been amicably adjusted by and between the parties, it is hereby stipulated and agreed that the above-captioned action, and all claims and counterclaims asserted herein, shall be and hereby are DISMISSED WITH PREJUDICE and without costs.

                           [Signature lines for counsel]










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                                   Exhibit 17
             (Certain Molecular Biosystems patents and applications)


     U.S. Patent No. 5,965,109
     U.S. Patent No. 6,030,603
     U.S. Patent No. 5,716,597
     U.S. Patent No. 5,606,973
U.S. Patent No. 5,562,893
U.S. Patent No. 5,536,489
U.S. Patent No. 5,855,865
U.S. Patent No. 5,820,850
U.S. Patent No. 5,776,063
U.S. Patent No. 5,732,707
U.S. Patent No. 5,674,469

     PCT  WO 95/01187
     PCT  WO 95/29705
     PCT  WO 96/04018
     PCT  WO 96/40283
     PCT  WO 97/46264
     PCT  WO 98/16257
     EPO  885,615

and all patents (now or hereafter issued) or patent applications (worldwide) claiming priority, directly or indirectly, from the above applications and/or the applications resulting in the above patents.




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                                   Exhibit 18
                 (Certain Mallinckrodt patents and applications)

         PCT  WO 96/40288
         PCT  WO 98/53857



and all patents (now or hereafter issued) or patent applications (worldwide) claiming priority, directly or indirectly, from the above applications and/or the applications resulting in the above patents.









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